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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005
                                                          --------------

                               OC FINANCIAL, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                       000-51209              20-2111183
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(State or Other Jurisdiction)           (Commission          (I.R.S. Employer
     of Incorporation)                    File No.)         Identification No.)


6033 Perimeter Drive, Dublin, Ohio                                43017
----------------------------------                                -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (800) 687-6228
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On March 31, 2005, OC Financial, Inc. (the "Registrant") issued a press release reporting that it had completed its initial stock offering and its subsidiary, Ohio Central Savings, completed its conversion and reorganization. The Registrant sold 560,198 shares of common stock at $10.00 per share in a subscription offering. The shares of the Registrant will trade on the OTC Bulletin Board under the symbol "OCFL.OB" beginning on April 1, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B)  PRO FORMA FINANCIAL INFORMATION: None

     (C)  EXHIBITS:

Exhibit 99.1: Press Release dated March 31, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         OC FINANCIAL, INC.


DATE: April 1, 2005                 By:  /s/ Robert W. Hughes
                                         ---------------------------------------
                                         Robert W. Hughes
                                         Chairman, President and Chief Executive
                                            Officer